T. Rowe Price Global Real Estate Fund

Supplement to Prospectus and Summary Prospectus dated March 1, 2026

In the Summary Prospectus and Section 1 of the Prospectus, the disclosure under “Management” is supplemented as follows:

Effective July 1, 2026, T. Rowe Price Australia Limited (Price Australia) will be added as an investment subadviser to the fund.

Effective July 1, 2026, Kim R. Tracey will join Gregg Korondi as the fund’s co-portfolio manager and cochair of the fund’s Investment Advisory Committee. Ms. Tracey joined T. Rowe Price in 2019.

In Section 2 of the Prospectus, the disclosure under “Investment Adviser(s)” is supplemented as follows:

Effective July 1, 2026, T. Rowe Price will enter into a subadvisory agreement with Price Australia under which Price Australia will be authorized to trade securities and make discretionary investment decisions on behalf of the fund. Price Australia is an Australian public company limited by shares and holds an Australian Financial Services License issued by the Australian Securities & Investments Commission (ASIC) and is registered as an investment adviser with the SEC. Price Australia provides investment management services for clients who seek to primarily invest in global securities markets. Price Australia is a subsidiary of T. Rowe Price, and its address is Level 28, Governor Phillip Tower, 1 Farrer Place, Sydney NSW 2000, Australia.

In Section 2 of the Prospectus, the disclosure under “Portfolio Management” is supplemented as follows:

Effective July 1, 2026, Kim R. Tracey will join Gregg Korondi as the fund’s co-portfolio manager and cochair of the fund’s Investment Advisory Committee. Ms. Tracey joined the Firm in 2019, and her investment experience dates from 2000. During the past five years, she has served as an equity investment analyst.

The date of this supplement is June 1, 2026.

F173-041    6/1/26